Exhibit 10.4


           WAIVER UNDER REVOLVING CREDIT AGREEMENT


     WAIVER dated as of December 29, 1995 under the $150,000,000 Credit Agreement dated as of August 24, 1994, as amended (the "Credit Agreement") among POLAROID
CORPORATION (the "Company"), the BANKS party thereto (the
"Banks"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as
Agent (the "Agent").

     WHEREAS, on December 19, 1995 the Company announced a restructuring plan that will result in a total pre-tax special charge of $195 million, of which $155 million will be charged in the fourth quarter of fiscal 1995 and $40 million in fiscal 1996; and

     WHEREAS, the Company has asked the Banks to waive compliance with the financial covenants set forth in Section 5.07, 5.08 and 5.09 of the Credit Agreement until February 29, 1996 to allow the Company and the Banks time to negotiate an amendment to the Credit Agreement dealing with issues raised by said special charge (the "Proposed Amendment");

     NOW, THEREFORE, the undersigned parties hereto agree as follows:

     SECTION 1. Definitions, References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

     SECTION 2. Waivers. The undersigned Banks waive any Default or Event of Default arising from any failure by the Company to comply with the provisions of Sections 5.07, 5.08 and 5.09 of the Credit Agreement during the period from and including December 19, 1995 to and including the earlier of
(i) February 29, 1996 and (ii) the date on which the Proposed Amendment becomes effective.

     SECTION 3.  Governing Law.  This Waiver shall be
governed by and construed in accordance with the laws of the State of New York.

     SECTION 4. Counterparts; Effectiveness. This Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Waiver shall become effective when the Agent shall have received from each of the Company and the Required Banks either a counterpart hereof signed by such party or telex, facsimile or other written confirmation that such party has signed a counterpart hereof.

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     IN WITNESS WHEREOF, the undersigned parties hereto
have caused this Waiver to be duly executed by their respective authorized officers as of the day and year first above written.


                    POLAROID CORPORATION

                    By  /s/ Graham M. Brown, Jr.
                            ------------------------
                      Title:  V.P. & Treasurer

                    MORGAN GUARANTY TRUST COMPANY
                      OF NEW YORK

                    By  /s/ Deborah Brodheim
                            ------------------------
                      Title:  Vice President

                    ABN AMRO BANK N.V.

                    By  /s/ Alta M. Fleming
                            ------------------------
                      Title:  Vice President

                    By  /s/ R.E. James Hunter
                            ------------------------
                      Title:  Group Vice President

                    THE FIRST NATIONAL BANK
                      OF BOSTON

                    By  /s/ Carol A. Lovell
                          ------------------------
                      Title:  Director

                    THE FIRST NATIONAL BANK
                      OF CHICAGO

                    By  /s/ Kathleen Comella
                          ------------------------
                      Title:  Vice President

                    THE MITSUBISHI BANK, LIMITED
                      (acting through its New York
                      Branch)

                    By
                          ------------------------
                      Title:

                    NATIONSBANK, N.A.

                    By  /s/ Eric Stephenson
                          ------------------------
                      Title:  Vice President

                    WACHOVIA BANK OF GEORGIA,
                      N.A.

                    By  /s/ Terrence Snellings
                          ------------------------
                      Title:  Sr. Vice President